Promissory Note from a Member	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Promissory Note from a Member
9.	Promissory Note from a Member
On April 27, 2021, Catapult GP II LLC (“Catapult GP II”), a related party wherein certain members of Catapult GP II are executives of the Company, purchased 5,387,194 common units of Legacy Grindr, which is converted using the Exchange Ratio to 7,385,233 common shares of the Company upon Business Combination. In conjunction with the common units of Legacy Grindr purchased, the Company entered into a full recourse promissory note with Catapult GP II with a face value of $30,000 (the “Note”). The Note, including all unpaid interest, is to be repaid the earlier of 1) the tenth anniversary of the Note, 2) upon the completion of a liquidity event, or 3) upon completion of an initial public offering or a special-purpose acquisition company transaction. The Note bears interest at 10% per annum on a straight-line basis.
The Note was partially paid with the distribution from Legacy Grindr (see Note 12 for further details). The total amount outstanding on the Note, including interest, was $19,071 and $32,038 as of December 31, 2022 and December 31, 2021, respectively. The Note has been fully paid subsequent to December 31, 2022, see Note 21 for additional information. The Note and the related accrued interest are reflected as a reduction to equity in the consolidated statements of stockholders’ equity.